BANK OF NEW ENGLAND CORPORATION
                                                CASH F
        FROM THE PERIOD FROM JUNE 30, 2011 TO JULY 31, 2011


        Cash balance at June 30, 2011                 101,262,429.04



        Receipts:

        1.  Investment proceeds (short term)               -1,026.49
                eipts                                      -1,026.49


        Expenditures:

         1.  Interco Transfers                             15,000.00
         2.  Administrative expense                           439.00
                Total Expenditures                         15,439.00




        Cash Balance at July 31, 2011                 101,245,963.55